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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                            ------------------------

                                 CURRENT REPORT
                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934

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
 Date of Report (Date of earliest event reported): September 9, 2005 (September 6, 2005)
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                                   ONEIDA LTD.
             (Exact name of registrant as specified in its charter)


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
                New York                                 1-5452                               15-0405700
    (State or other jurisdiction of             (Commission File Number)          (IRS Employer Identification No.)
             incorporation)

         163-181 Kenwood Avenue, Oneida, New York                                      13421
         (Address of principal executive offices)                                    (Zip Code)
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       Registrant's telephone number, including area code: (315) 361-3000

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On September 6, 2005 Oneida Ltd. entered into an Employment Agreement (the "Agreement") with Terry G. Westbrook, the Company's President and Chief Executive Officer ("Mr. Westbrook"). This Agreement provides that Mr.
Westbrook will be employed by the Company as President and Chief Executive Officer for a term expiring May 31, 2006, at an annual base salary of $400,000.00. In addition, the Agreement requires the Company to pay or reimburse Mr. Westbrook for various housing and travel expenses while residing in Oneida, NY. The Agreement further provides for a sign on bonus, participation in the Company's annual cash incentive plan, reimbursement of legal expenses relating to the drafting of the Agreement, participation in any long term incentive plan developed by the Company and payment of board fees for work done prior to Mr. Westbrook's employment.

ITEM 7.01. REGULATION FD DISCLOSURE

On September 7, 2005, Oneida Ltd. (the "Company") issued a press release announcing its financial results for the second fiscal quarter ended July 30, 2005. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information contained in Item 7.01 to this Form 8-K and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

ITEM 9.01. FINANCIAL STATEMENTS & EXHIBITS.

           (c.)     Exhibits

                    EXHIBIT 10.1 Agreement dated September 6, 2005.


                    EXHIBIT 99.1 Press Release dated September 7, 2005.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ONEIDA LTD.

                                        By: /s/ ANDREW G. CHURCH
                                            --------------------
                                            Andrew G. Church
                                            Senior Vice President &
                                            Chief Financial Officer

Dated: September 9, 2005